UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 27, 2023
Johnson & Johnson
 (Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices)
 (Zip Code)
Registrant's telephone number, including area code:
732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
               CFR 240.14d-2(b))
☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
               CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
0.650% Notes Due May 2024	JNJ24C	New York Stock Exchange
5.50% Notes Due November 2024	JNJ24BP	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange

  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the closing of the initial public offering of Kenvue Inc., Thibaut Mongon will cease to be Executive Vice President, Worldwide Chairman, Consumer Health and member of the Executive Committee of Johnson & Johnson and will continue his role as Chief Executive Officer of Kenvue Inc.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)    The 2023 Annual Meeting of Shareholders of Johnson & Johnson (the “Company”) was held on April 27, 2023.

(b)    At the 2023 Annual Meeting of Shareholders, the shareholders:

•elected all 12 Director nominees named in the 2023 Proxy Statement to the Company’s Board of Directors;

•approved, on an advisory basis, the executive compensation philosophy, policies and procedures described in the “Compensation Discussion and Analysis” section of the 2023 Proxy Statement and the compensation of the Company’s executive officers named in the 2023 Proxy Statement, as disclosed therein;

•approved, on an advisory basis, having an advisory vote on the compensation of the executive officers named in the Company’s proxy statement every one (1) year;

•ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2023;

•did not approve the shareholder proposal for a Vaccine Pricing Report; and

•did not approve the shareholder proposal for a report on the Impact of Extended Patent Exclusivities on Product Access.

The following are the final voting results for each of the six items voted on at the meeting.

1.    Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
D. Adamczyk	1,786,272,387	16,426,067	16,974,577	353,172,322
M. C. Beckerle	1,789,457,274	13,764,941	16,450,816	353,172,322
D. S. Davis	1,756,303,275	46,470,790	16,898,966	353,172,322
J. A. Doudna	1,789,027,330	14,257,035	16,388,666	353,172,322
J. Duato	1,688,009,715	120,870,955	10,792,361	353,172,322
M. A. Hewson	1,773,472,628	29,649,436	16,550,967	353,172,322
P. A. Johnson	1,804,950,345	9,856,598	4,866,088	353,172,322
H. Joly	1,772,344,027	30,395,092	16,933,912	353,172,322
M. B. McClellan	1,788,586,733	14,265,282	16,821,016	353,172,322
A. M. Mulcahy	1,698,043,017	104,917,215	16,712,799	353,172,322
M. A. Weinberger	1,788,359,732	14,280,263	17,033,036	353,172,322
N. Y. West	1,793,769,456	9,125,005	16,778,570	353,172,322

2.    Advisory Vote to Approve Named Executive Officer Compensation:

For	Against	Abstained	Non-Votes
1,685,320,654	123,275,647	11,076,730	353,172,322

3.    Advisory Vote on the Frequency of Voting to Approve Named Executive Officer Compensation:

For 1 Year	For 2 Years	For 3 Years	Abstained	Non-Votes
1,785,566,411	4,955,319	22,089,730	7,061,571	353,172,322

Based on the voting results on this advisory proposal, the Board of Directors has decided that it will include an advisory vote on executive compensation in the Company’s proxy statement every one (1) year until the next required advisory vote on the frequency of such votes, which will occur no later than the Company’s Annual Meeting of Shareholders in 2029.

4.    Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2023:

For	Against	Abstained	Non-Votes
2,048,852,179	118,621,657	5,371,517	(0)

6.    Shareholder Proposal - Vaccine Pricing Report:

For	Against	Abstained	Non-Votes
569,515,836	1,223,800,230	26,356,965	353,172,322

8.    Shareholder Proposal - Impact of Extended Patent Exclusivities on Product Access:

For	Against	Abstained	Non-Votes
258,032,003	1,530,773,877	30,867,151	353,172,322

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date:	April 28, 2023	By:	/s/ Marc Larkins
Marc Larkins Corporate Secretary